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                                                                     EXHIBIT 4.1

                      [LOGO] SERACARE LIFE SCIENCES, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 817478 10 0
     This Certifies That

     is the Record holder of

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF
                          SERACARE LIFE SCIENCES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.


/s/  JERRY L. BURDICK    [SEAL]               /s/ BARRY D. PLOST
       SECRETARY                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

Countersigned and Registered
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, New York)     Transfer Agent
                         and Registrar
By

                   Authorized Signature
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                          SERACARE LIFE SCIENCES, INC.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ...................Custodian...................
                         (Cust)                       (Minor)
                    under Uniform Gifts to Minors
                    Act............................................
                                        (State)
UNIF TRF MIN AT   - ...............Custodian (until age...........)
                         (Cust)
                    ........................under Uniform Transfers
                          (Minor)
                    to Minors Act..................................
                                                     (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,                  hereby sell, assign and transfer unto
                        ------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------------

                                         X
                                           --------------------------------

                                         X
                                           --------------------------------
                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME(S)
                                             AS WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  --------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO B.E.C RULE 17 Ad-18